SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2003

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                            VIISAGE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

           000-21559                                04-3320515
    (Commission file number)           (I.R.S. employer identification no.)

                 30 Porter Road, Littleton, Massachusetts 01460
               (Address of principal executive office) (Zip code)

                                 (978) 952-2200
               Registrant's telephone number, including area code:

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Item 7.    Financial Statements and Exhibits.

     (a) Financial statements of business acquired.
            Not applicable.

     (b) Pro forma financial information.
            Not applicable.

     (c) Exhibits.

            The Exhibit Index immediately preceding the exhibit is incorporated herein by reference. Item 12. Results of Operation and Financial Condition.

      On November 5, 2003, Viisage Technology, Inc. issued a press release announcing its results of operations for the three months ended, and financial condition as of, September 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

      The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIISAGE TECHNOLOGY, INC.

Date:  November 5, 2003
                                           By:    /s/    William K. Aulet
                                              ---------------------------
                                              William K. Aulet
                                              Chief Financial Officer

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                                  Exhibit Index

99.1  Press Release issued November 5, 2003.